VALIC COMPANY II

Supplement Dated November 4, 2003
to Prospectus Dated January 1, 2003

In the section entitled "About the Series Company Management - Investment Sub-Advisers - Putnam Investment Management, LLC" on page 41, the disclosure contained in the second paragraph is deleted in its entirety and replaced with the following:

The following officers of Putnam have primary responsibility for the day-to-day management of the International Growth II Fund: Paul Warren (Managing Director) has been with Putnam since 1997; Joshua Byrne (Senior Vice President) has been with Putnam since 1993; Stephen Oler (Senior Vice President) has been with Putnam since 1997; George W. Stairs (Senior Vice President and Senior Portfolio Manager) has been with Putnam since 1994; Simon Davis (Senior Vice President and Senior Portfolio Manager) has been with Putnam since 2000; prior to that, Mr. Davis was Vice President, Investment Management at Deutsche Asset Management from 1996 to 2000.

VL 10832-C Ver 11/03